 Brian Napack, President & CEOJohn Kritzmacher, EVP & CFOBrian Campbell, VP of Investor Relations

 SAFE HARBOR STATEMENTThis presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to: (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) the Company’s ability to realize operating savings over time and in fiscal year 2022 in connection with our multi-year Business Optimization Program; (xi) the impact of COVID-19 on our operations, performance, and financial condition; and (xii) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.  NON-GAAP MEASURESIn this presentation, management provides the following non-GAAP performance measures:Adjusted Earnings Per Share (“Adjusted EPS”);Free Cash Flow less Product Development Spending;Adjusted Contribution to Profit (“Adjusted CTP”) and margin;Adjusted EBITDA and margin;Organic revenue; andResults on a constant currency (“CC”) basis.Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period applying the same foreign currency exchange rates for the current and equivalent prior period. We have not provided our 2022 outlook for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our consolidated results computed in accordance with U.S. GAAP.

 Wiley unlocks human potential by powering discovery and learning

 Fiscal 2021 Summary  82% FY21 share of revenue from digital & servicesvs. 80% in FY20  Well-established growth strategies in open research and career-connected education are paying offLong term trends in open research, online education, and digital curriculum are being pulled forward, strengthening growth outlookRevenue, profit, and cash flow performance reflected sharp and nimble execution and a highly engaged and inspired workforceAn impact company driving life-changing outcomes in science, education, and career advancement

Consistent strategies aligned with accelerating growth trends

Fiscal 2021 Metrics

Open Research

Article Output

+15%

OA Revenue

+38%

Read-and-publish agreements generating strong momentum

Hindawi acquisition expands portfolio and drives revenue synergies

Online Education

Online Enrollment

+14%

New Student Enrollments

+20%

New university partnerships and programs around the world

Strong pipeline and placements in tech-talent development

Digital Curriculum

Digital Content Revenue

+22%

Digital Courseware Activations

+23%

Transition to digital courseware returning Ed Publishing to growth

Shift to virtual corporate training enabling recovery and new opportunity

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Wiley is an Impact Company

Growth Strategies Drive Societal Impact

Open research to increase speed, accessibility, and impact of knowledge ecosystem

Career-connected education to close skills gaps and unlock human potential

Price-value optimization to expand access and drive equitable education for all

ESG Progress

Signed **UN Global Compact** and received positive ESG ratings from third party assessors

Achieved full year **carbon neutrality** and **100% renewable energy** certification

Signed **CEO Action on Diversity & Inclusion;** driving industry-wide initiatives on DE&I and sustainability

16M	25K	A	100%
Wiley Researchers	University & Corporate Customers	MSCI ESG Rating	Human Rights LGBTQ Score*

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*"Wiley Earns Top Marks in Human Rights Campaign 2021 Corporate Equality Index"

WILEY

Q4 2021: Focused execution driving strong performance

Revenue	GAAP EPS	Adj. EPS	Adj. EBITDA
+10%*	+$3.56	+41%	+21%
$536M	$0.73	$0.84	$113M

Research Publishing & Platforms
Revenue (+9%) driven by growth in Open Access, platforms and corporate solutions, and by contributions from acquisitions. Adjusted EBITDA (-6%) due to increased editorial resources to support higher article output, and by higher annual incentive compensation and Hindawi acquisition costs

Academic & Professional Learning
Revenue (+12%) driven by digital content and courseware, recovery in corporate training, and timing. Adjusted EBITDA (+57%) driven by revenue growth, business optimization gains, and COVID-related savings, offsetting higher annual incentive compensation

Education Services
Revenue (+7%) driven by both online degree services and talent development services. Adjusted EBITDA (+32%) driven by revenue growth and business optimization gains, offsetting higher annual incentive compensation

*Revenue +7% at constant currency and excluding acquisitions
All metrics except for GAAP EPS are at constant currency

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 Fiscal 2021: Growth across all key metrics              $1,831  $1,942  Revenue +4%  GAAP EPS +$3.95  Adjusted EPS +27%  $2.40  $356  $419  $2.92  ($1.32)  $2.63  $288  $360  $173  $257  Adjusted EBITDA +16%  Cash from Ops +25%  Free Cash Flow +48%

 (millions)  Q4 2021  Change  Change CC  Research Publishing   $272  13%  9%  Research Platforms  $11  6%  6%   TOTAL REVENUE  $283  13%  9%   ADJUSTED EBITDA  $92    (6%)  ADJ. EBITDA MARGIN  32%      FY 2021  Change  Change CC  $973  7%  5%  $43  7%  7%  $1,015  7%  5%  $357    6%  35%      Strong growth in research output (+15%) and usage (+25%)Strategic read-and-publish agreements generating strong momentumHindawi acquisition accelerates market position, drives revenue synergies Momentum continuing for corporate solutions, platforms, and society publishingAdvances in publishing optimization enabling significant volume growth  Full YearSummary  Research Publishing & Platforms  Research revenue at constant currency and excluding acquisitions up 4% and 3% for the quarter and year

Research in Fiscal 2022: Growth accelerating

Organic Revenue Growth

FY20	FY21	FY22P
+2%	+3%	Mid-single digit growth

At constant currency and excluding impact of acquisitions

Fiscal Year 2022 Market Dynamics

Global R&D spending growth accelerating

Strong demand to publish and access research

Peer-reviewed research remains essential and in demand

Shift to OA creating attractive PxQ environment

Corporate demand for research continuing to increase

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 (millions)  Q4 2021  Change  Change CC  Education Publishing  $99  17%  15%  Professional Learning  $74  13%  9%   TOTAL REVENUE  $173  15%  12%   ADJUSTED EBITDA  $46    57%  ADJ. EBITDA MARGIN  27%      FY 2021  Change  Change CC  $364  3%  2%  $281  (6%)  (8%)  $645  (1%)  (2%)  $164    4%  25%      Ed Pub growth from strong digital portfolio (revenue up double-digits) and focus on high-demand disciplinesFaster recovery than expected in corporate training as virtual training takes holdDummies publishing growth driven by demand for timely titlesAccelerated 2H profit from revenue momentum and business optimization gains  Academic & Professional Learning  Full YearSummary

APL in Fiscal 2022: Return to growth

Organic Revenue Performance

FY20	FY21	FY22P
-9%	-3%	Low-single digit growth

At constant currency and excluding impact of acquisitions

Fiscal Year 2022 Market Dynamics

Continued broad adoption of digital content and courseware in academic and professional environments

Higher education enrollment expected to improve but COVID-related uncertainty remains

Increased corporate emphasis on training and e-learning

Challenging labor market driving further need for upskilling, reskilling, and certification

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 (millions)Adj  Q4 2021  Change  Change CC  Education Services   $64  8%  8%  Mthree  $16  12%  4%   TOTAL REVENUE  $80  9%  7%   ADJUSTED EBITDA  $15    32%  ADJ. EBITDA MARGIN  19%      FY 2021  Change  Change CC  $228  8%  8%  $54      $282  21%  21%  $51    +$31  18%      Strong year for enrollment (+14%) in our online degree programsEight new university partners signed in the US, Australia, Israel, and LebanonAccelerating momentum for mthree; four new corporate clients signed and strong growth in IT talent placementExceptional profit growth by enhancing the efficiency of the student journey  Education Services  Education Services revenue at constant currency and excluding acquisitions up 7% for the quarter and year  Full YearSummary

Education Services in Fiscal 2022: Growth accelerating

Organic Revenue Growth

FY20	FY21	FY22P
+11%	+7%	Low-teens growth

At constant currency and excluding impact of acquisitions

Fiscal Year 2022 Market Dynamics

University transition to online and hybrid delivery

Demand for graduate and alternative credentials rising

Strong focus on affordable pathways to high-demand jobs

Urgent need for companies to fill Tech skills gap

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 Fiscal 2022 Outlook and Financial Position

Fiscal 2022: Targeted growth strategies and investments

Wiley Revenue Growth Trajectory



6-8% est.
4%
3%
FY20
FY21
FY22P

At constant currency and including acquisitions

FY22 Key Growth and Optimization Initiatives

Open Research
- Publish more to meet global demand
- Drive Hindawi integration and revenue synergies
- Scale service offerings for societies and corporations

Career-Connected Education
- Expand online degree programs and drive online enrollment
- Scale digital courseware
- Expand m*three* corporate pipeline and existing relationships

Business Optimization
- Expand publishing capacity and drive workflow automation
- Expand student acquisition capabilities
- Build DTC capabilities and enhance ecommerce experience

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       Metric  Fiscal 2021  Fiscal 2022 Outlook  Revenue  $1,942  $2,070 to $2,100  Adjusted EBITDA  $419  $415 to $435  Adjusted EPS  $2.92  $2.80 to $3.05  Free Cash Flow  $257  $200 to $220  Fiscal 2022 Outlook  Revenue Outlook: revenue to exceed $2B for the first time, with mid-to-high single digit growth anticipated for Research, low-single digit growth for APL, and low-teens growth for Education ServicesEarnings Outlook: profit gains from revenue growth to be tempered by investments to accelerate growth initiatives, as well as higher T&E expenses due to the resumption of in-person business activities. Adjusted EPS growth expected to be moderated by higher depreciation and amortization expense, and a higher effective tax rate Free Cash Flow Outlook: strong cash earnings to be partially offset by higher capex (outlook of $120-$130 million vs. $103 million in Fiscal 2021), non-recurrence of a $21 million tax refund, and higher annual incentive compensation payments related to Fiscal 2021 performance

Balance Sheet, Cash Flow, and Returns to Shareholders

Modest Leverage: Net Debt/EBITDA 1.7 TTM inclusive of Hindawi acquisition

Free Cash Flow: $257M (vs. $173M in FY20) due to increased cash earnings, lower capex, and one-time items

Capex: $103M (vs. $115M in prior year period) focused on development of tech-enabled products and services

M&A: Acquisition of Hindawi (Open Research) for $298M

Dividends: Wiley allocated 30% of FCF to dividends in Fiscal 2021; raised dividend for 27th consecutive year

Share Repurchases: Paused through early January 2021; acquired ~310K shares at average cost of $50.93/ share

Wiley Capital Allocation



$47
$77
$115
$230
$16
$77
$103
$300
FY20
FY21
Repurchases
Dividends
Capex
M&A

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Executive Summary

Well-established growth strategies in open research and career-connected education are paying off

Long term trends in open research, online education, and digital curriculum are being pulled forward, strengthening growth outlook

Fiscal 2021 revenue, profit, and cash flow performance reflected sharp and nimble execution and a highly engaged and inspired workforce

Strong revenue trajectory to continue in Fiscal 2022, with organic growth expected in all segments

Research and Education opportunities are expanding, enabling continued long-term momentum

Solid balance sheet and reliable cash flow support robust capital allocation to drive and sustain higher growth and reward long-term shareholders

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 New IR website at https://investors.wiley.com/Q1 2022 Earnings Call – September 2, 2021Investor Day – October 29, 2021Thank you for joining us. Contact us for follow-up at:brian.campbell@wiley.com | +1(201) 748-6874

 Appendix – Reconciliation of US GAAP to NON-GAAP Measures  JOHN WILEY & SONS, INC.                        SUPPLEMENTARY INFORMATION (1) (2)                        RECONCILIATION OF U.S. GAAP MEASURES to NON-GAAP MEASURES                        (unaudited)                                                 Reconciliation of U.S. GAAP EPS to Non-GAAP Adjusted EPS                                             Three Months Ended        Year Ended                April 30,        April 30,                2021    2020    2021    2020   U.S. GAAP Earnings (Loss) Per Share - Diluted            $ 0.73      $ (2.83)     $ 2.63      $ (1.32)   Adjustments:                            Restructuring and related charges          0.12      0.20      0.44      0.43      Foreign exchange (gains) losses on intercompany transactions          (0.01)     (0.01)     (0.02)     0.02      Income tax adjustments (A) (B) (C)          -      (0.03)     (0.13)     (0.03)     Impairment of goodwill          -      1.95      -      1.94      Impairment of Blackwell trade name          -      1.32      -      1.31      Impairment of developed technology intangible          -      0.04      -      0.04      EPS impact of using weighted-average dilutive shares for adjusted EPS calculation (D)          -      0.02      -      0.01    Non-GAAP Adjusted Earnings Per Share - Diluted            $ 0.84      $ 0.66      $ 2.92      $ 2.40                            Reconciliation of U.S. GAAP Income (Loss) Before Taxes to Non-GAAP Adjusted Income Before Taxes                                   Three Months Ended        Year Ended       (amounts in thousands)           April 30,        April 30,                2021    2020    2021    2020   U.S. GAAP Income (Loss) Before Taxes            $ 50,273      $ (168,204)     $ 175,912      $ (63,092)   Pre-Tax Impact of Adjustments:                          Restructuring and related charges         8,497      14,573      33,310      32,607     Foreign exchange (gains) losses on intercompany transactions          (385)     (462)     (1,457)     1,256     Impairment of goodwill          -      110,000      -      110,000     Impairment of Blackwell trade name          -      89,507      -      89,507     Impairment of developed technology intangible          -      2,841      -      2,841    Non-GAAP Adjusted Income Before Taxes            $ 58,385      $ 48,255      $ 207,765      $ 173,119                            Reconciliation of U.S. GAAP Income Tax Provision (Benefit) to Non-GAAP Adjusted Income Tax Provision                                                  U.S. GAAP Income Tax Provision (Benefit)            $ 8,944      $ (10,160)     $ 27,656      $ 11,195    Income Tax Impact of Adjustments (E):                          Restructuring and related charges         1,702      3,675      8,065      7,949     Foreign exchange (gains) losses on intercompany transactions          40      (166)     (363)     242     Impairment of goodwill          -      -      -      -     Impairment of Blackwell trade name          -      15,216      -      15,216     Impairment of developed technology intangible          -      686      -      686                            Income Tax Adjustments:                           Impact of increase in U.K. statutory rate on deferred tax balances (A)          3,261      -      (3,511)     -      Impact of U.S. CARES Act (B)          -      -      13,998      -      Impact of change in certain U.S. state tax rates in 2021 and tax rates in France in 2020 (C)          (3,225)     1,887      (3,225)     1,887    Non GAAP Adjusted Income Tax Provision            $ 10,722      $ 11,138      $ 42,620      $ 37,175                            U.S. GAAP Effective Tax Rate           17.8%    6.0%    15.7%    -17.7%   Non-GAAP Adjusted Effective Tax Rate           18.4%    23.1%    20.5%    21.5%   (A)   During the first quarter of fiscal 2021, the U.K. officially enacted legislation that increased its statutory rate from 17% to 19%. This resulted in a $3.3 million, or $(0.06) per share, non-cash deferred tax benefit, and a $3.5 million, or $0.06 per share, non-cash deferred tax expense from the re-measurement of the Company’s applicable U.K. net deferred tax liabilities for the three months and year ended April 30, 2021, respectively.         (B)   In connection with the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act") and certain regulations issued in late July 2020, the Company elected to carry back its fiscal year 2020 loss for tax purposes ("NOL") to its fiscal year 2015 and claimed a $20.7 million refund. The NOL carryback to a year when our corporate tax rate was 35%, including certain related benefits, resulted in a $14.0 million tax benefit, or $(0.25) per share, $8.4 million from current taxes and $5.6 million from deferred taxes. We received the refund in February 2021.         (C)   In connection with the increase in certain U.S. state tax apportionment factors in 2021, we recorded income tax expense of $3.2 million, or $0.06 per share for the three months and year ended April 30, 2021. In connection with the reduction in French tax rates in 2020, we recorded an income tax benefit of $1.9 million, or $(0.03) per share, for the three months and year ended April 30, 2020. These adjustments impacted deferred taxes.         (D)   Represents the impact of using diluted weighted-average number of common shares outstanding (56.4 million and 56.7 million shares for the three months and year ended April 30, 2020, respectively) included in the Non-U.S. GAAP adjusted EPS calculation in order to apply the dilutive impact on adjusted net income due to the effect of unvested restricted stock units and other stock awards. This impact occurs when U.S. GAAP net loss is reported and the effect of using dilutive shares is antidilutive.         (E)   For fiscal year 2021, substantially all of the tax impact was from deferred taxes. For fiscal year 2020, the tax impact was $1.5 million from current taxes and $22.6 million from deferred taxes.         (1) See Explanation of Usage of Non-GAAP performance measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three months and year ended April 30, 2021 is preliminary and subject to change prior to the filing of our upcoming Annual Report on Form 10-K with the Securities and Exchange Commission.           (2) All amounts are approximate due to rounding.

Appendix – Reconciliation of Net Income to Adjusted EBITDA

JOHN WILEY & SONS, INC.
SUPPLEMENTARY INFORMATION (1)
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP EBITDA AND ADJUSTED EBITDA
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,	
	2021	2020	2021	2020
Net Income (Loss)	$ 41,329	$ (158,044)	$ 148,256	$ (74,287)
Interest expense	4,455	5,786	18,383	24,959
Provision (Benefit) for income taxes	8,944	(10,160)	27,656	11,195
Depreciation and amortization	52,936	46,589	200,189	175,127
Non-GAAP EBITDA	107,664	(115,829)	394,484	136,994
Impairment of goodwill and intangible assets	-	202,348	-	202,348
Restructuring and related charges	8,497	14,573	33,310	32,607
Foreign exchange transaction losses (gains)	1,504	(4,534)	7,977	(2,773)
Other income	(4,992)	(3,779)	(16,761)	(13,381)
Non-GAAP Adjusted EBITDA	$ 112,673	$ 92,779	$ 419,010	$ 355,795
Adjusted EBITDA Margin	*21.0%*	*19.5%*	*21.6%*	*19.4%*

Notes:
(1) See Explanation of Usage of Non-GAAP performance measures included in this supplementary information for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors. The supplementary information included in this press release for the three months and year ended April 30, 2021 is preliminary and subject to change prior to the filing of our upcoming Annual Report on Form 10-K with the Securities and Exchange Commission.

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